                                    PART B

                            PHILADELPHIA FUND, INC.

                      Statement of Additional Information


                                 April 1, 1996

     This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus (dated April 1, 1996). To obtain the Prospectus please write to Philadelphia Fund, Inc., 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432.

Or call:

     Nationwide                                     1-800-749-9933
     Florida                                        1-407-395-2155



Table of Contents                                             Page
                                                              ----

Investment Goal and Policy . . . . . . . . . . . . . . . .       2
Options Transactions . . . . . . . . . . . . . . . . . . .       2
Futures Contracts  . . . . . . . . . . . . . . . . . . . .       3
Federal Tax Treatment of Futures Contracts . . . . . . . .       4
Investment Limitations . . . . . . . . . . . . . . . . . .       5
Further Information Regarding Sale of Shares . . . . . . .       7
Automatic Investment Plan  . . . . . . . . . . . . . . . .       7
Redemption of Shares . . . . . . . . . . . . . . . . . . .       8
Check Withdrawal Plan  . . . . . . . . . . . . . . . . . .       8
Officers and Directors . . . . . . . . . . . . . . . . . .       8
Brokerage. . . . . . . . . . . . . . . . . . . . . . . . .      10
Additional Information About the Investment Advisor. . . .      11
Principal Underwriter. . . . . . . . . . . . . . . . . . .      13
Distribution . . . . . . . . . . . . . . . . . . . . . . .      13
Independent Certified Public Accountant. . . . . . . . . .      15
Calculation of Performance Data. . . . . . . . . . . . . .      15
Comparisons and Advertisements . . . . . . . . . . . . . .      16
Financial Statements . . . . . . . . . . . . . . . . . . .      17

The following information supplements the information set forth under "Investment Goal and Policy", "Options Transactions", "Investment Limitations" and "Futures Contracts" in the Prospectus.


                          INVESTMENT GOAL AND POLICY
                          --------------------------

     Securities will be bought with the long-term goals of the Fund in view, and it is the practice of the Fund not to engage in selling portfolio securities on a short-term basis. However, the Fund may dispose of any portfolio securities acquired at any time if, in management's judgment, such action is in the best interests of shareholders. Management will endeavor to apply the flexible investment policy effectively -- making shifts from bonds to stocks, and vice versa, to meet changing conditions. If, for example, all of the portfolio securities were replaced in one year, the portfolio turnover rate would be 100%. It is not anticipated that the Fund's portfolio turnover rate would exceed 100%. The portfolio turnover rate (the annual rate at which portfolio securities are replaced) for the past ten years is set forth in the Annual Report to stockholders for the fiscal year ended November 30, 1995 under "Financial Highlights".


                             OPTIONS TRANSACTIONS
                             --------------------

     The Fund may write (sell) listed call options on its portfolio securities (covered options). In selling an option, the Fund, effectively, agrees to deliver, for example, 100 shares of common stock held in its portfolio at a specified price (the "strike price") prior to the expiration date of the option if the option is exercised by the purchaser.

     If, at or near the expiration date of an option, the market price of the optioned stock exceeds the strike price of the option, the option will be exercised. In that event, the purchaser of the option must pay to the Fund the strike price, and the Fund must thereupon deliver the optioned stock to the purchaser. In this event, the Fund would lose the opportunity to take full advantage of the increase in market price of the optioned stock. If, by the expiration date of the option, the market price of the optioned stock fails to exceed the strike price of the option, the option will expire unexercised. Alternatively, the Fund might purchase an identical option for delivery to the buyer. In this event, the cost of such option might exceed the premium for the option sold by the Fund. The Fund retains the premium paid for the option regardless of whether the option is exercised. Premiums received by the Fund are treated as short-term capital gains under the Internal Revenue Code except when the optioned stock is delivered in connection with the transaction, in which case the total amount received by the Fund, the premium, and the strike price are added together, and any gain or loss will be considered long-term or short-term depending on how long the Fund held the optioned stock.

     The Fund may also sell listed options on securities which it does not own (uncovered options). Its obligation to the buyer of an uncovered option is the same as when it sells a covered option. If the option is exercised the Fund must either purchase the underlying securities in the market for delivery to the seller or it must purchase an identical option for delivery to the purchaser.

     The Fund may also buy and sell listed put options. When the Fund sells a put option, it receives a premium from the buyer and is obligated to purchase the optioned securities at the strike price of the option on the expiration date of the option if the option is exercised. The premium for a put option is determined in the same manner as the premium on a call option. Similarly, the purchase of a put option entitles the Fund to sell the optioned securities to the option seller at the strike price of the option anytime until or on the option expiration date.

     When the Fund sells an uncovered call option or a put option, it will be required to maintain in a segregated account, which will be "marked to market, " with its custodian bank cash or highly liquid, short-term U.S. government securities in an amount equal to its obligation under the call or put option. With respect to a put option this will be an amount equal to the price of the underlying securities it will be obligated to buy if the option is exercised. With respect to a call option, it would be the market value of the underlying securities it is obligated to deliver if the option is exercised.


                               FUTURES CONTRACTS
                               -----------------

     The Fund may buy and sell financial futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities at a specified future time and at a specified price. Financial futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges, and include futures contracts on equity securities, debt securities and foreign currencies.

     Although index futures contracts by their terms call for settlement in cash, in most cases the contracts are closed out before the settlement date. Closing out an open futures position is done by taking an opposite position ("buying") a contract which has previously been "sold" or "selling" a contract previously purchased in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the securities underlying futures contracts it holds.

     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts can be substantial, due to the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. There is also the risk of loss by the Fund of margin deposits, in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

     When the Fund has a long position in a futures contract or sells a put option, it must establish a segregated account with its custodian bank containing cash or highly liquid, short-term U.S. government securities in an amount equal to the purchase price of the contract or the strike price of the put option (less any margin on deposit). When the Fund sells a call option on a futures contract, it must establish a segregated account with its custodian bank containing cash or highly liquid, short-term U.S. government securities in an amount that, when added to the amount of the margin deposit, equals the market value of the instruments underlying the call option (but are not less than the strike price of the call option).


                  FEDERAL TAX TREATMENT OF FUTURES CONTRACTS
                  ------------------------------------------

     Except for transactions the Fund has identified as hedging transactions, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for its taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities and other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and, therefore, constitute qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer closing futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.


                            INVESTMENT LIMITATIONS
                            ----------------------

     The Investment Limitations of the Fund, including those set forth in the Prospectus, may be changed only with the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

     In addition to the Investment Limitations stated in the Fund's Prospectus, the Fund may not:

     buy securities to exercise control or management, issue senior securities (except that the Fund may buy and sell options); make short sales (the Fund does not consider the sale of an uncovered call option or financial futures contracts to be short sales); mortgage; pledge or otherwise encumber; transfer or assign its assets to secure debts; buy or sell real estate or real estate mortgage loans, commodities, or commodity contracts (except the Fund may buy and sell financial futures contracts and options thereon); acquire the securities of any other domestic or foreign investment company or investment fund, except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company; this policy shall not prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such Trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests.

     Although changes in the following restrictions are not subject to stockholder approval, the Fund does not intend to: purchase more than 10% of any non-voting class of securities of any issuer; own any participation in oil, gas or mineral leases or mineral development projects, or invest more than 15% of its assets in so-called "restricted securities" (i.e. securities which may not be sold without registration or an exemption from registration under the Securities Act of 1933, as amended, securities with a legal or contractual obligation on resale, foreign securities not listed on a recognized domestic or foreign securities exchange, securities which do not have a bona fide market or securities not readily marketable). In purchasing restricted securities, the Fund may be deemed to be a statutory underwriter unless it acquires and disposes of such securities pursuant to an exemption available under the Securities Act of 1933. If an exemption is not available, the Fund may be required to bear the cost of registering such securities. Ordinarily, restricted securities may be acquired at a discount from the market price of similar securities of the issuer and, therefore, in certain instances, may offer greater opportunity for capital appreciation. The method of valuing restricted securities is described in the prospectus under "Calculation of Net Asset Value".

     The Fund is authorized to lend its portfolio securities and enter into repurchase agreements. Investments in repurchase agreements involve certain risks. For example, if the seller of the underlying securities defaults on its obligation to repurchase the securities at a time when their value has declined, the Fund may incur a loss upon disposition. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and, therefore, subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While management acknowledges these risks, it believes that they can be controlled through stringent security selection criteria and careful monitoring procedures.

     The following information supplements the information in the Prospectus under "Purchase of Shares":

                         FURTHER INFORMATION REGARDING
                                SALE OF SHARES
                         -----------------------------

     The Fund calculates the net asset value per share at the close of the New York Stock Exchange on days when the New York Stock Exchange is open. On other days, the Fund will generally be closed and pricing calculations will not be made. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders for redemption and purchase will not be processed if received when the Fund is not open for business.

     The Fund will not knowingly sell its shares where, after the sale, such shares would be owned directly, indirectly, or through a unit investment trust by another investment company, whether a foreign or domestic in the amount of 3% or more, or by an individual or any kind of entity, owning directly, indirectly, or through a unit investment trust in the amount of 5% or more of the then outstanding shares of the Fund. However, this shall not prevent the holding by the Custodian for Philadelphia Fund Investing Programs (a unit investment trust for accumulation of shares of the Fund) or by Philadelphia Fund International Limited required to service their respective security holders.

     The following information supplements the information in the Prospectus under "Redemption of Shares."


                           AUTOMATIC INVESTMENT PLAN
                           -------------------------

     The Automatic Investment Plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. With shareholder authorization and bank approval, Star Bank, N.A. will automatically charge the bank account for the amount specified, which will be automatically invested in shares at the net asset value on the date specified by the shareholder. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a quarterly confirmation statement showing the transactions during the calendar quarter. Participation in the plan will begin within 30 days after receipt of a completed section 7 of the Account Application and a voided check from your checking account. If your bank account cannot be charged due to insufficient funds, a stop payment order, or the closing of your bank account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to American Data Services, Inc.

                             REDEMPTION OF SHARES
                             --------------------

     Payments for shares redeemed, or the right of redemption, may be suspended for any period during which the New York Stock Exchange is closed, other than customary week-end and holiday closings or during which, by order of the Securities and Exchange Commission, trading on the New York Stock Exchange is restricted, or for any period during which an emergency, as determined by order of the Commission, exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the values of its net assets, or for such other periods as the Commission may, by order, permit for the protection of security holders of the Fund.


                             CHECK WITHDRAWAL PLAN
                             ---------------------

     An investor with a minimum account balance of $5,000 who is not currently participating in the Automatic Investment Plan may have sufficient Fund shares automatically redeemed at regular monthly or quarterly intervals to provide payments of $25 or more. This minimum amount is not necessarily a recommended amount. The privilege may be exercised by a written request to American Data Services, Inc. specifying the amount of the check to be received each month (or each quarter as desired). Share certificates cannot be issued while the Plan is in effect. With the Custodian's approval, payment amounts may be revised at any time by the investor. All shares owned or purchased will be credited to the Check Withdrawal Plan and a sufficient number of shares will be sold from the investor's account to meet the requested withdrawal payments. All income dividends and capital gains distributions on shares held will be reinvested in additional shares at net asset value on the ex-dividend date. Since the withdrawal payments represent the proceeds from the sales of shares, there will be a reduction of invested capital to the extent that the withdrawal payments exceed the income dividends and capital gains distributions paid and reinvested in shares held in the account. While no charge is contemplated on each withdrawal payment at present, the right is reserved at any future time to deduct $1.00 from each withdrawal payment. At present, the expenses are paid by the Fund. This Plan, upon written notice to the Custodian, can be terminated at any time without penalty. Any subsequent investments in this type of Plan must be $1,000 or more.

     The following information supplements the information in the Prospectus under "Management of the Fund."


                            OFFICERS AND DIRECTORS
                            ----------------------

     The officers and directors of the Fund and their principal business occupations are listed below. All officers and directors hold identical positions with Eagle Growth Shares Inc., a registered investment company, and with the Fund. Each Director who is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, is indicated by an asterisk. All of the officers and directors aggregately own less than 1% of the securities of the Fund. Each director, except Donald H. Baxter, receives from the Philadelphia Fund a $2,000 annual fee and $1,150 for each quarterly Board of Director's meeting they attend. Donald H. Baxter does not receive any annual or meeting fees as a director. Thomas J. Flaherty a director and former officer of the Fund receives a monthly pension from the Fund which amounted to $12,500 for the year ended November 30, 1995. The Fund paid legal fees of $1,288 to Parson and Brown. Donald P. Parson, a partner of the firm, is a director of the Fund. In addition, each director, except Donald H. Baxter, receives $50 from Eagle Growth Shares for each quarterly Board of Director's meeting they attend.


Kenneth W. McArthur, Director (60)
93 Riverwood Parkway, Toronto, Ontario, Canada, M8Y 4E4

Chairman, Shurway Capital Corp. (private investment company); formerly, Vice President and Director, Nesbitt Investment Management; formerly President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).


Donald H. Baxter, Director and President* (52)
1200 North Federal Highway, Suite 424, Boca Raton, Florida  33432

Director, President, and Treasurer, Baxter Financial Corporation; Director, Sunol Molecular Corp. (biotechnolgy); Executive Managing Member, Crown Capital Asia Limited Liability Company (private investment company); Executive Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management, Inc.


Donald P. Parson, Director* (54)
c/o Parson & Brown, 666 Third Avenue, New York, NY  10017

Partner, Parson & Brown, Attorney at Law; Director, ITSN, Inc. (interactive satellite kiosks); formerly, Partner, Whitman & Ransom, Attorney at Law.


Robert A. Utting, Director (72)
c/o The Royal Bank of Canada, 1 Place Ville Marie, Montreal, Quebec, Canada H3C 3A9

President, R. A. Utting & Associates Inc. (insurance); Chairman and Director, The Mortgage Insurance Company of Canada; formerly Vice Chairman, Royal Bank of Canada.

Robert L. Meyer, Director (55)
c/o Ehrlich Meyer  Associates, Inc., 25 Griffin Avenue,
P.O. Box 496, Bedford Hills, NY  10507

President, Ehrlich Meyer Associates, Inc.; formerly Principal Officer, Convergent Capital Corporation (holding company); formerly Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc.


James Keogh, Director (79)
202 West Lyon Farm Drive, Greenwich, CT 06831

Writer/Editor; formerly Executive Editor, TIME (newsmagazine); formerly, Director, United States Information Agency; formerly, Executive Director, The Business Round Table.


Thomas J. Flaherty, Director (71)
400 Ocean Road, House No. 175, Vero Beach, FL  32963

Retired. Formerly Executive Vice President, Philadelphia Fund, Inc. and Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. (investment advisor); formerly, partner Fahnestock & Co.


Ronald F. Rohe, Vice President, Secretary, and Treasurer (53)
1200 North Federal Highway, Suite 424, Boca Raton, Florida  33432

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; formerly registered representative, Paine Webber Incorporated


                              BROKERAGE
                              ---------

     Donald H. Baxter, President of Baxter Financial Corporation, the Fund's investment advisor and underwriter, is responsible for the selection of brokers to execute Fund portfolio transactions. Mr. Baxter seeks to obtain the best price and execution of Fund portfolio transactions and selects brokers with this goal in mind. In selecting brokers, Mr. Baxter also considers the commission rate being paid by the Fund. Commissions on listed securities are based on competitive rates, and Mr. Baxter seeks assurance that the commissions paid by the Fund are reasonable in relation to the rates paid by other similar institutions which are comparable in size and portfolio characteristics to the Fund, and commensurate with the services being provided by the broker. To accomplish this, Mr. Baxter negotiates commission levels with brokers with whom the Fund does business; compares the quoted commission level, and applies his own knowledge regarding the general levels of commissions prevailing from time to time. He also considers the value of research services provided to the Fund by these brokers. Mr. Baxter is permitted to pay a higher commission than another broker might charge when, in his good faith judgment, such commission is reasonable in relation to the value of research or brokerage services provided by such broker. During fiscal year ended November 30, 1995, the Fund paid total brokerage commissions of $158,818 to brokers that provided research services.

     Receipt of research information, including statistical and market analyses, economic and financial studies from other securities firms, electronic quotation services, and on-line electronic analysis software, enables the advisor to supplement its own research and analysis activities by taking available views of other securities firms and is a factor considered in selecting brokers for the Fund. Allocations of brokerage for the receipt of research and statistical information are made in the best judgment of Mr. Baxter and not in accordance with any formula.

     Baxter Financial Corporation serves as investment advisor to two registered investment companies, the Fund and Eagle Growth Shares, Inc., and to various institutional and individual investors. Receipt of research information by Baxter Financial Corporation may also be of benefit to Eagle Growth Shares, Inc. and these other private accounts.

     During the fiscal years ended November 30, 1995, 1994, and 1993, the Fund paid total brokerage commissions of $316,500, $166,561, and $185,003, respectively. The increase in brokerage commissions in 1995 was due to the portfolio manager implementing a more aggressive equity posture and increasing the equity portion of the portfolio during the middle of the year. The decrease in brokerage commissions in 1994 reflects the strategy of refraining from purchases and sales of options due to the lack of opportunity in the option market.

     On over-the-counter transactions the Fund generally deals with the principal market makers and no commissions are paid to a broker except in situations where execution through the broker is likely to result in a savings to the Fund.


                            ADDITIONAL INFORMATION
                         ABOUT THE INVESTMENT ADVISOR
                         ----------------------------

     The following information supplements the information in the prospectus under "Management of the Fund."

     The Investment Advisory Agreement between Baxter Financial Corporation and the Fund was approved by the Fund's shareholders on March 19, 1991 and became effective on April 1, 1991. The agreement requires Baxter Financial Corporation to provide the Fund with a continuous review of and recommendations regarding investment of the Fund's assets. The agreement continues in force until March 31, 1997, and may be continued thereafter from year to year if renewed annually by a majority vote of the Board of Directors of the Fund, or by a vote of the holders of a majority of the outstanding voting securities of the Fund, but in either case, in order to effect any such continuance the terms of the agreement must also be approved by a majority vote, cast in person, of those Fund Directors who are not parties to the agreement nor interested persons of any such party, as defined by the Investment Company Act of 1940, at a meeting called for the purpose of considering the approval of the agreement. The agreement terminates automatically if it is transferred or assigned by either party, which would include a change of control of the Advisor, and may be terminated by either party without penalty on 60 days written notice.

     The Investment Advisory Agreement contains no expense limitation. However, as long as the Fund offers its shares for sale in the state of California it will be required to comply with applicable California regulations governing its expense ratio. The current California regulation, in summary, provides as follows: Fund aggregate annual expenses normally may not exceed 2.5% of the first $30,000,000 of average net assets of the Fund, 2% of the next $70,000,000 of average net assets and 1.5% of the remaining average net assets. In calculating the "aggregate annual expenses" of the Fund for purposes of compliance with the California regulation, interest, taxes, brokerage commissions, any excess custodian costs attributable to foreign investments, extraordinary expenses, including litigation expenses, and distribution plan expenses not exceeding 1% of the Fund's average net assets are excluded. In no event, though, shall Baxter Financial Corporation be required to reimburse the Fund, for any such excess for any fiscal year, in an amount greater than the total fees paid or payable to Baxter Financial Corporation for advisory and administrative services rendered to the Fund.

     The Fund pays all of its own operating expenses, including: custodian and transfer agent fees, insurance premiums, registration fees, cost of Directors' and stockholders' meetings, distribution expenses, legal and accounting fees, printing, and postage.

     During the fiscal years ended November 30, 1995, 1994, and 1993 the Fund paid investment advisory fees to Baxter Financial Corporation totaling $644,614, $640,780, and $706,327, respectively.

     The current Administration Agreement between the Fund and Baxter Financial Corporation requires Baxter Financial Corporation to supervise and provide for the administrative operations of the Fund, including the provision of office space, utilities, equipment, and clerical, secretarial, and administrative personnel. The Administration Agreement is subject to approval by a majority vote of disinterested directors of the Fund. It may be terminated in the same manner, without penalty, upon 60 days written notice to Baxter Financial Corporation, and by Baxter Financial Corporation upon 60 days notice to the Fund.

     During the fiscal years ended November 30, 1995, 1994, and 1993 the Fund paid administration fees totaling $214,871, $213,593, and $235,442, respectively, to Baxter Financial Corporation.

American Data Services, Inc. provides the Fund with certain accounting services.


                             PRINCIPAL UNDERWRITER
                             ---------------------

     The Fund's shares are offered, without sales charge, on a continuous basis by Baxter Financial Corporation, the Fund's principal underwriter on a "best efforts" basis.


                                 DISTRIBUTION
                                 ------------

     The Board of Directors and stockholders of the Fund approved a Plan of Distribution in accordance with Rule l2b-1 of the Investment Company Act of 1940 (the "Distribution Plan") which provides for payment by the Fund of expenses related to the distribution of Fund shares. Under the Distribution Plan the Fund may make payments in any month in an amount not greater than 1/24th of 1% of the net asset value of the Fund (.5% on an annual basis) based on the net asset value calculated on the last business day of each month.

     Distribution payments may be made by the Fund directly or to Baxter Financial Corporation for any advertising and promotional expenses incurred which further the sale and distribution of Fund shares, including the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the costs of telephones, telephone lines and other communications equipment used in the sale of Fund shares, the salary of a Marketing Director and related support personnel, the costs of sales seminars, the costs of maintaining an office for the sale of the Fund's shares, and to defray the costs of such other products or services to be used to sell, or further the sale of, Fund shares, as may be approved by the Board of Directors of the Fund. Payments under the Distribution Plan to Baxter Financial Corporation are for actual costs and expenses incurred or to be incurred by Baxter Financial Corporation in connection with the distribution of Fund shares. Payments to dealers may include commissions and "trail commissions" or service fees for services in connection with the sale or retention of Fund shares. Payments may not be used to defray the overhead expense of Baxter Financial Corporation, interest, or for the carry forward of expenses which are incurred which would be in excess of the expense ceiling (.5% annually) in expectation of payment under the Plan in future years.

    During fiscal year ended November 30, 1995, the Fund paid out a total of $221,237 under the Distribution Plan. Of that amount $214,570 was a service fee to provide shareholders of the Fund (including persons who are indirect shareholders through ownership of Philadelphia Fund Investing Programs) with personal services, including advice and information regarding their share accounts, such as information regarding account activity and other related information; the application and use of the prototype retirement plans of the Fund; a semiannual newsletter; assistance with questions or problems regarding the Fund's transfer agent; and other information and services, including the personnel, communications equipment, office space, and supplies to provide such specified services. The remaining $6,667 paid out by the Fund, was attributable to marketing salaries.

     The Distribution Plan may be continued for one year terms if approved at least annually by a majority vote, cast in person, of both the Board of Directors and Disinterested Directors of the Fund, at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may be terminated at any time, without penalty, by a vote of a majority of the Fund's disinterested directors, or by vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan terminates automatically in the event of an "assignment" of the Plan as defined in section 2(a)(4) of the Investment Company Act of 1940. Also, while the Distribution Plan remains in effect the nomination of the Disinterested Directors of the Fund is committed to the discretion of such Directors.

     The Board of Directors believe there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders in light of the perceived need to increase the sale of Fund shares. The benefits that would accrue to the Fund by an increase in the level of sales of Fund shares are that the Fund would have the ability to expand the investment opportunities available to it with increased cash, certain costs of operation would be decreased in proportion to the size of the Fund, and the Fund could benefit from a scaled-down advisory fee rate if the Fund's net assets grow to exceed $200,000,000 (a decrease from an annual fee of .75 percent to .625 percent of those assets in excess of $200,000,000). Mr. Baxter, President and sole stockholder of Baxter Financial Corporation, investment advisor of the Fund and underwriter, would benefit from increased sales of Fund Shares.

    On December 9, 1993 the Board of Directors of the Fund amended the Distribution Plan to provide, effective January 1, 1994, out of the total maximum distribution fee payable under the Distribution Plan, which is .5% of the net assets value of the Fund on an annual basis, that a monthly fee, equal on an annual basis to .25% of the net asset value of the Fund, will be paid to BFC for providing shareholders of the Fund, with personal services, including advice and information regarding their share accounts, the application and use of the prototype retirement plans of the Fund, a periodic newsletter, assistance with questions or problems regarding the Fund's transfer agent, and other information and services designed to retain the loyalty of shareholders to the Fund and enhance the likelihood that the shareholders will refrain from redeeming their shares. In connection with the foregoing, BFC is required to provide personnel, communications equipment and other facilities, including office space, supplies and the like, and, in its discretion, may make payments to broker-dealers that are registered under the Securities Act of 1934 and members of the National Association of Securities Dealers, Inc., for providing shareholders of the Fund with services that are similar to those described above.


                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                   ----------------------------------------

     Tait, Weller & Baker, Philadelphia PA, serve as the independent certified public accountant of the Fund. As such, that firm conducts audits of the Fund's annual and semi-annual reports to stockholders and prepares the Fund's tax returns.

     The following information supplements the information in the prospectus under "Performance."


                        CALCULATION OF PERFORMANCE DATA
                        -------------------------------

     Following are quotations of the annualized total returns for the one, five, and ten year periods ended November 30, 1995 using the standardized method of calculation pursuant to SEC Guidelines:

                         Average Annual Total Returns
                         ----------------------------

                   One-Year.....................     26.58%
                   Five-Year....................     11.96%
                   Ten-Year.....................      9.38%

     As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compounded rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period, less any recurring fees charged to a shareholder account. The results are annualized and presented accordingly. The calculation assumes that the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five, and ten year period and the deduction of all applicable charges and fees.

     The SEC Guidelines provide that "average annual total return" be computed according to the following formula:

                                        n
                               P (1 + T)  = ERV

Where:

     P    =    a hypothetical initial payment of $1,000

     T    =    average annual total return

     n    =    number of years

     ERV  =    ending redeemable value of a hypothetical $1,000
               payment made at the beginning of 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods
               (or fractional portion thereof).

     Non-standardized performance figures may also be presented in connection with Fund advertisements. Performance figures calculated in this manner may exclude charges which might otherwise reduce return figures, including, for example, the sales performance over periods of time other than the one, five, and ten year periods. Non-standardized total return figures, when furnished, shall be accompanied by standardized total return figures which shall reflect Fund performance over the following time periods: (1) one-year to date and May 1, 1987 to date, the latter being the date on which Mr. Donald H. Baxter assumed exclusive portfolio management responsibilities pertaining to the Fund, or (2) one, five, and ten year periods as of the most recent fiscal year end of the Fund. However, notwithstanding the foregoing, standardized total return figures for one, five, and ten year periods shall always be presented in the Fund's Statement of Additional Information.


                        COMPARISONS AND ADVERTISEMENTS
                        ------------------------------

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, Fund advertisements may discuss total return as reported by various financial publications, or they may also compare total return to total return as reported by other investments, indices, and averages. Without limitation, the following publications, indices, and averages may be used:

          (a) Dow Jones Composite Average or its component averages --an unmanaged index presently composed of 30 industrial corporation stocks (Dow Jones Industrial Average), 15 utility company stocks and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index -- an unmanaged index presently composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

          (d) Lipper -- Mutual Fund Performance Analysis and Lipper Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

          (e) Financial publications, including Business Week, Changing Times, Financial World, Forbes, Fortune, Money Magazine, Wall Street Journal, Barron's, which rate fund performance over various time periods.


                             FINANCIAL STATEMENTS
                             --------------------

     The financial statements of the Fund for the fiscal year ended November 30, 1995, including the Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, and Independent Auditor's Report, as set forth in the Fund' Annual Report to Stockholders for fiscal year ended November 30, 1995, is incorporated herein by reference.